                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned directors of Coast Savings Financial, Inc., hereby severally and individually constitute and appoint Ray Martin, Robert L. Hunt, II and Norman H. Raiden and each of them, the true and lawful attorneys-in-fact and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below), a Registration Statement of the Coast Federal Litigation Contingent Payment Rights Trust on Form S-4 to register Contingent Payment Right Certificates and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents or instruments necessary or advisable in connection therewith, with the Securities and Exchange Commission, each of said attorneys-in-fact and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in and about the premises, as fully to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys-in-fact and agents or each of them to any and all such amendments and instruments.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

                    NAME                                   TITLE                     DATE
---------------------------------------------    --------------------------    -----------------

               /s/ RAY MARTIN                      Chairman of the Board,        January 6, 1998
---------------------------------------------        Director and Chief
                 Ray Martin                          Executive Officer
            /s/ ROBERT L. HUNT II                 President, Director and
---------------------------------------------     Chief Operating Officer
              Robert L. Hunt II

           /s/ THOMAS V. MCKERNAN                         Director               January 6, 1998
---------------------------------------------
             Thomas V. McKernan

             /s/ KEITH W. RENKEN                          Director               January 6, 1998
---------------------------------------------
               Keith W. Renken

            /s/ HAROLD B. STARKEY                         Director               January 6, 1998
---------------------------------------------
              Harold B. Starkey

            /s/ GERALD D. BARRONE                         Director               January 6, 1998
---------------------------------------------
              Gerald D. Barrone

            /s/ JOAN MILKE FLORES                         Director               January 6, 1998
---------------------------------------------
              Joan Milke Flores

              /s/ JACK P. LIBBY                           Director               January 6, 1998
---------------------------------------------
                Jack P. Libby

             /s/ LEON S. ANGVIRE                          Director               January 6, 1998
---------------------------------------------
               Leon S. Angvire

              /s/ JOHN C. ARGUE                           Director               January 6, 1998
---------------------------------------------
                John C. Argue

            /s/ JAMES P. MISCOLL                          Director               January 6, 1998
---------------------------------------------
              James P. Miscoll